UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/28/2014

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/28/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays Global Aggregate Bond Index	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
6-Month	2.94%	-2.98%	8.58%	-2.78%	0.02%
1-Year	8.01	1.80	16.86	0.67	0.05
5-Year	2.81	1.60	15.96	2.00	0.09
Since Inception (3/5/07)	1.99	1.21	7.72	4.36	0.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Consolidated Notes to Financial Statements. Index returns are calculated through November 30, 2014.

2      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 2.94% during the reporting period. In comparison, the Fund outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Barclays Global Aggregate Bond Index, and underperformed the S&P 500 Index, which returned 0.02%, -2.78% and 8.58%, respectively, as absolute return strategies generally outpaced short-term U.S. Government and global investment-grade fixed-rate debt securities, and underperformed the U.S. stock market.

MARKET OVERVIEW

Global equity and fixed-income markets were choppy during the reporting period. U.S. equities were among the top performing asset classes this reporting period, outperforming foreign equities, including European and emerging market equities, as well as U.S. Treasuries and credit markets.

In the U.S., the Federal Reserve (the “Fed”) maintained its open-ended quantitative easing (“QE”) program involving monthly bond purchases of $85 billion through the end of 2013, but announced in December that it would begin tapering its purchases in January 2014. In 2014, the Fed reduced its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process (thereby ending the program’s purchases) at the end of October. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. While the U.S. equity market faced volatility early in 2014 due to weak first quarter data partially attributed to cold weather effects across much of the country, and again in September, it generally produced positive results and ended the reporting period at record levels. Economic data in the U.S. was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 3.9%, respectively.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of Latin America and the Asia Pacific region. Renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine. In Europe, positive data points that had emerged in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in

3      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries like India and Indonesia have benefited from business-friendly new administrations.

As a result of U.S. economic strength, the U.S. dollar rallied strongly against most major currencies this reporting period, including the euro and Japanese yen.

FUND REVIEW

The Fund is a multi-alternative fund that draws its returns from four major alternative strategy categories: Global Macro, Equity Market Neutral, Fixed-Income Alternatives and Volatility. We are pleased to report that all four categories produced positive returns over the reporting period.

Global Macro, which involves tactical positioning in broad asset and/or sector classes, generated the largest return contribution to the Fund. While the Global Macro strategy experienced volatility over the third quarter of 2014, performance was positive for the overall period. This strategy’s positive performance was driven by our tactical asset allocation strategy, which involves risk positioning in equities and rates. Our commodities strategy also contributed positively during the reporting period. In particular, our long positions on corn and soybeans and short positions on crude oil and lean hogs benefited results. The negative performance of the strategy over the third quarter of 2014 was largely the result of our bullish view of credit, which detracted as corporate bonds underperformed.

The second strongest performing strategy this reporting period was Equity Market Neutral, which involves investments in equity securities while seeking to minimize systematic equity risk. This strategy faced declines early in the reporting period when we held positions that did not perform as we had anticipated. However, the strategy rebounded and performed particularly well towards the end of the reporting period as various stock selection strategies worked in our favor. In addition, short positions on energy stocks that have lagged benefited performance.

Both our Fixed-Income Alternatives and Volatility strategies produced muted positive results. The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe bonds. In that strategy, we saw positive returns from our catastrophe bond and interest rate strategies. However,

4      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

the strategy experienced declines in June due to negative returns from credit selection and sovereign rate strategies. Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, added positive returns as our currency volatility selling program performed well. In the closing months of the period, however, volatility experienced declines partly due to our CBOE Volatility Index and currency volatility swap strategies.

STRATEGY & OUTLOOK

While inflation remains absent and growth is likely to be moderate, the combination of the Fed’s ending of its latest QE program, the slowdown in Europe, and elevated valuation levels in the U.S. equity and corporate bond markets will likely lead to uneasiness among investors. This will translate into episodes of volatility. We do not expect a market meltdown but we do not believe that the market is primed to make a large run higher in the near term.

A skittish market environment will present good investment opportunities for our volatility strategy. We observed this over the third quarter of 2014 as currency volatility markets hit extremes and investors were hungry to buy downside protection on specific currencies. Their demand drove option pricing to levels where we were happy to take the other side and write options to collect the concomitant income.

Caleb Wong Portfolio Manager

5      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION

Short-Term Notes	31.6%
Non-Convertible Corporate Bonds and Notes	29.6
Event-Linked Bonds
Multiple Event	6.9
Windstorm	5.2
Earthquake	3.1
Other	0.9
Longevity	0.5
Investment Companies
Oppenheimer Institutional Money Market Fund	4.8
Oppenheimer Master Loan Fund, LLC	5.1
PowerShares Senior Loan Portfolio Exchange Traded Fund	5.1
Common Stocks	6.7
Mortgage-Backed Obligations
Government Agency	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on the total market value of investments.

TOP TEN HOLDINGS

United States Treasury Bills, 0.04%, 2/26/15	24.5%
Oppenheimer Master Loan Fund, LLC	4.5
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.5
Oppenheimer Institutional Money Market Fund, Cl. E	4.3
United States Treasury Bills, 0.051%, 1/22/15	3.6
Combine Re Ltd. Catastrophe Linked Nts., 4.51%, 1/7/15	0.8
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19	0.8
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24	0.6
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21	0.6
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Consolidated Notes to Financial Statements.

6      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/28/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	2.94%	8.01%	2.81%	1.99%
Class C (OARCX)	1/27/12	2.48%	7.09%	N/A	4.63%
Class I (OAIIX)	1/27/12	3.06%	8.30%	N/A	5.76%
Class Y (OARYX)	1/27/12	2.97%	8.10%	N/A	5.48%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/28/14
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-2.98%	1.80%	1.60%	1.21%
Class C (OARCX)	1/27/12	1.48%	6.09%	N/A	4.63%
Class I (OAIIX)	1/27/12	3.06%	8.30%	N/A	5.76%
Class Y (OARYX)	1/27/12	2.97%	8.10%	N/A	5.48%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Barclays Global Aggregate Bond Index, and the S&P 500 Index. The Bank of America (BofA) Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Barclays Global Aggregate Bond Index is a broad-based measure of the global investment-grade fixed-rate debt markets. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Fund has changed its benchmark from the Barclays Global Aggregate Bond Index to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which it believes is a more appropriate measure of the Fund’s performance. The S&P 500 Index is being removed as a secondary benchmark. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 28, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value June 1, 2014	Ending Account Value November 28, 2014	Expenses Paid During 6 Months Ended November 28, 2014
Class A	$ 1,000.00	$1,029.40	$6.56
Class C	1,000.00	1,024.80	10.85
Class I	1,000.00	1,030.60	5.20
Class Y	1,000.00	1,029.70	6.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.35	6.53
Class C	1,000.00	1,014.13	10.79
Class I	1,000.00	1,019.69	5.17
Class Y	1,000.00	1,018.89	5.97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 28, 2014 are as follows:

Class	Expense Ratios
Class A	1.30%
Class C	2.15
Class I	1.03
Class Y	1.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS November 28, 2014* Unaudited

	Shares	Value

Common Stocks—5.9%

Ambit Biosciences Corp.[1]	23,568	$14,141

Apco Oil & Gas International, Inc.[1]	25,412	353,735

Chelsea Therapeutics, Inc.[1]	40,295	—

ChyronHego Corp.[1]	123,748	346,494

Cleco Corp.	6,599	354,564

Concur Technologies, Inc.[1]	2,842	366,078

Digital River, Inc.[1]	14,160	359,522

Dresser-Rand Group, Inc.[1]	4,419	358,425

Durata Therapeutics[1]	14,998	—

Elecsys Corp.[1]	21,814	379,127

EME Reorganization Trust	260,360	9,113

Fortegra Financial Corp.[1]	36,426	360,982

Furiex Pharmaceuticals, Inc.[1]	2,446	11,949

Gentiva Health Services, Inc.[1]	2,858	55,474

Goldman Sachs Group, Inc. (The)	974	183,511

Horizon Lines, Inc., Cl. A1	568,677	363,953

International Rectifier Corp.[1]	9,201	366,936

Multimedia Games Holding Co., Inc.[1]	10,107	366,783

NRG Energy, Inc.	856	26,764

Oplink Communications, Inc.	15,771	381,185

Penford Corp.[1]	19,380	367,057

Peregrine Semiconductor Corp.[1]	29,819	371,247

Pike Corp.[1]	30,245	361,730

Protective Life Corp.	3,889	271,102

Sapient Corp.[1]	15,265	377,046

Sigma-Aldrich Corp.	2,606	355,980

Teva Pharmaceutical Industries Ltd.[1]	940	—

TIBCO Software, Inc.[1]	15,263	366,770

World Energy Solutions, Inc.[1]	69,503	378,096

Total Common Stocks (Cost $7,538,286)		7,507,764

	Principal Amount

Mortgage-Backed Obligations—0.4%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 1.022%, 7/1/26[2]	$241,291	42,135
Series 2815, Cl. PT, 0.00%, 11/15/32[2,3]	151,154	11,742
Series 2922, Cl. SE, 5.657%, 2/15/35[2]	25,598	4,247
Series 3005, Cl. WI, 0.00%, 7/15/35[2,3]	31,136	1,339
Series 3031, Cl. BI, 2.055%, 8/15/35[2]	324,063	58,430
Series 3201, Cl. SG, 3.667%, 8/15/36[2]	141,264	23,492
Series 3606, Cl. SN, 1.495%, 12/15/39[2]	164,583	22,283

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 6.623%, 5/25/33[2]	62,594	11,025
Series 2003-52, Cl. NS, 1.379%, 6/25/23[2]	90,296	12,692
Series 2004-56, Cl. SE, 11.029%, 10/25/33[2]	118,545	20,432
Series 2005-12, Cl. SC, 7.739%, 3/25/35[2]	12,828	2,155
Series 2005-14, Cl. SE, 21.025%, 3/25/35[2]	208,055	36,594
Series 2005-6, Cl. SE, 14.898%, 2/25/35[2]	231,771	44,843
Series 2005-87, Cl. SE, 11.977%, 10/25/35[2]	158,274	25,810
Series 2006-53, Cl. US, 10.259%, 6/25/36[2]	123,508	20,002

11      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2007-88, Cl. XI, 21.291%, 6/25/37[2]	$218,217	$30,937
Series 2010-116, Cl. BI, 0.00%, 8/25/20[2,3]	362,049	29,622
Series 2011-96, Cl. SA, 3.982%, 10/25/41[2]	616,321	102,449

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 4.895%, 10/16/29[2]	242,044	54,632

Total Mortgage-Backed Obligations (Cost $590,853)		554,861

Non-Convertible Corporate Bonds and Notes—26.3%

Consumer Discretionary—2.9%

Auto Components—0.3%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	358,750

Automobiles—0.2%

Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	280,000

Diversified Consumer Services—0.2%

Laureate Education, Inc., 9.75% Sr. Unsec. Nts., 9/1/19[4]	250,000	260,625

Hotels, Restaurants & Leisure—0.3%

Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18	250,000	31,750

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	225,500

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[4]	200,000	196,500

		453,750

Media—1.4%

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	369,687

Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	342,563

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	250,000	259,094

Numericable-SFR, 6% Sr. Sec. Nts., 5/15/22[4]	250,000	254,255

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[4]	250,000	258,750

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]	250,000	263,750

		1,748,099

Multiline Retail—0.3%

Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	350,000	327,250

Specialty Retail—0.2%

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[4]	200,000	203,500

Consumer Staples—1.5%

Food Products—1.5%

Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	173,000	169,864

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[4]	1,000,000	989,000

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]	500,000	402,600

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	354,375

		1,915,839

12      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Energy—3.3%

Energy Equipment & Services—0.3%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	$225,000	$229,500

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	190,000

		419,500

Oil, Gas & Consumable Fuels—3.0%

Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	250,000	256,250

Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	450,000	443,835

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	92,500

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[4]	250,000	250,312

Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	166,000
5.50% Sr. Sub. Nts., 5/1/22	100,000	94,250

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	403,375

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	384,125

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	193,750

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	182,000

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[4]	300,000	312,000

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[4]	450,000	305,100

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	250,000	256,875

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	405,000

		3,745,372

Financials—5.0%

Capital Markets—0.3%

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	383,250

Commercial Banks—2.9%

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[4]	550,000	561,000

Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[4,5,6]	300,000	312,900

Banco Pan SA, 8.50% Sub. Nts., 4/23/20[4]	425,000	460,041

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	350,000	357,175

HBOS plc, 6.75% Sub. Nts., 5/21/18[4]	200,000	225,260

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[4,5]	450,000	469,687

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[4]	250,000	249,977

Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	274,168

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]	500,000	499,790

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[4]	200,000	216,370

		3,626,368

Consumer Finance—0.2%

Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	283,125

Diversified Financial Services—0.1%

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	350,000	203,875

Real Estate Investment Trusts (REITs)—0.3%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	357,875

13      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Management & Development—1.2%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[4]	$500,000	$521,250

Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[4]	250,000	235,625

Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[4]	500,000	510,000

RJS Power Holdings LLC, 5.125% Sr. Unsec. Nts., 7/15/19[4]	250,000	249,375

		1,516,250

Health Care—1.8%

Health Care Equipment & Supplies—0.5%

Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	250,000	268,280

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	277,500

		545,780

Health Care Providers & Services—0.9%

CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	268,125

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	300,000	318,000

Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	500,000	560,000

		1,146,125

Pharmaceuticals—0.4%

Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[4]	500,000	520,630

Industrials—2.0%

Aerospace & Defense—0.4%

Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[4]	250,000	257,500

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	250,000	256,250

		513,750

Construction & Engineering—0.1%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4]	335,000	155,775

Machinery—0.4%

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[4]	250,000	259,375

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	258,438

		517,813

Professional Services—0.2%

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[4]	250,000	253,125

Trading Companies & Distributors—0.9%

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	265,000

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	225,900

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	500,000	555,000

		1,045,900

Information Technology—2.0%

Communications Equipment—0.5%

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	244,687

14      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Communications Equipment (Continued)

Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[4]	$250,000	$245,625
10.50% Sec. Nts., 3/1/21[4]	100,000	87,750

		578,062

Electronic Equipment, Instruments, & Components—0.1%

CDW LLC/CDW Finance Corp., 8.50% Sr. Unsec. Nts., 4/1/19	163,000	173,799

IT Services—0.6%

First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	200,000	238,500

Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[4]	500,000	491,250

		729,750

Software—0.6%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]	200,000	214,000

Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[4]	200,000	208,500

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[4]	200,000	188,500

Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	217,060

		828,060

Technology Hardware, Storage & Peripherals—0.2%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]	250,000	262,750

Materials—3.6%

Chemicals—0.7%

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	250,000	236,875

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	250,000	220,000

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	450,000	464,625

		921,500

Construction Materials—0.6%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[4]	750,000	752,813

Containers & Packaging—0.2%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	258,438

Metals & Mining—2.1%

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[4]	250,000	250,312

AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	269,687

CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[4]	700,000	680,750

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]	200,000	169,040

First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[4]	143,000	137,995
7.00% Sr. Unsec. Nts., 2/15/21[4]	143,000	139,425

FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[4]	250,000	232,188

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	272,500

15      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Metals & Mining (Continued)

Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[4]	$500,000	$483,750

		2,635,647

Telecommunication Services—4.0%

Diversified Telecommunication Services—2.3%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	263,750

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[4]	250,000	260,625

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	700,000	748,125

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	287,500

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	250,000	265,937

Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	250,000	267,500

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	250,000	260,625

Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[4]	500,000	509,460

		2,863,522

Wireless Telecommunication Services—1.7%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]	200,000	206,000

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[4]	250,000	210,000

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[7]	250,000	43,750

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]	500,000	365,491

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	368,375

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[4]	300,000	289,800

VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]	250,000	210,750
7.504% Sr. Unsec. Nts., 3/1/22[4]	250,000	231,563

Wind Acquisition Finance SA, 7.375% Sr. Unsec. Nts., 4/23/21[4]	250,000	241,250

		2,166,979

Utilities—0.2%

Electric Utilities—0.2%

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	250,000	304,530

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20	250,000	25

		304,555

Total Non-Convertible Corporate Bonds and Notes (Cost $34,770,341)		33,258,201

Event-Linked Bonds—14.8%

Earthquake—2.8%

Bosphorus Re Ltd. Catastrophe Linked Nts., 2.505%, 5/3/16[4,5]	356,000	356,934

Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 7.391%, 2/13/15[4,5]	250,000	251,000

Golden State RE II Ltd. Catastrophe Linked Nts., 2.21%, 1/8/19[4,5]	250,000	250,162

Golden State Re Ltd. Catastrophe Linked Nts., 3.76%, 1/8/15[4,5]	250,000	250,775

Kibou Ltd. Catastrophe Linked Nts., 5.255%, 2/16/15[4,5]	250,000	250,975

Kizuna II Re Ltd. Catastrophe Linked Nts.:
2.255%, 4/6/18[4,5]	390,000	394,232
2.505%, 4/6/18[5,8]	250,000	253,113

Lakeside Re III Ltd. Catastrophe Linked Nts., 8.005%, 1/8/16[4,5]	250,000	260,706

16      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Earthquake (Continued)

Merna Re V Ltd. Catastrophe Linked Nts., 2.005%, 4/7/17[4,5]	$250,000	$250,963

Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.505%, 4/8/16[4,5]	250,000	252,531

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8.01%, 12/4/15[4,5]	250,000	256,706

Nakama Re Ltd. Catastrophe Linked Nts.:
2.51%, 4/13/18[4,5]	250,000	253,475
2.76%, 9/29/16[4,5]	250,000	253,006

		3,534,578

Longevity—0.4%

Vita Capital IV Ltd. Catastrophe Linked Nts., 3.876%, 1/15/16[4,5]	250,000	254,750

Vita Capital V Ltd. Catastrophe Linked Nts., 3.426%, 1/15/17[4,5]	250,000	255,713

		510,463

Multiple Event—6.1%

Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.425%, 1/17/19[4,5]	500,000	507,675

Blue Danube II Ltd. Catastrophe Linked Nts., 4.279%, 5/23/16[4,5]	297,000	302,532

Blue Danube Ltd. Catastrophe Linked Nts., 6.004%, 4/10/15[4,5]	500,000	507,600

Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.855%, 4/7/17[4,5]	410,000	433,308

Citrus Re Ltd. Catastrophe Linked Nts., 4.26%, 4/18/17[4,5]	250,000	252,737

Combine Re Ltd. Catastrophe Linked Nts.:
4.51%, 1/7/15[4,5]	1,030,000	1,034,326
10.01%, 1/7/15[4,5]	275,000	277,585
17.76%, 1/7/15[4,5]	250,000	254,150

Compass Re Ltd. Catastrophe Linked Nts., 9.01%, 1/8/15[4,5]	500,000	504,700

East Lane Re Ltd. Catastrophe Linked Nts., 6.66%, 3/13/15[4,5]	250,000	253,625

East Lane Re VI Ltd. Catastrophe Linked Nts., 2.76%, 3/14/18[4,5]	250,000	250,362

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.505%, 4/30/18[4,5]	250,000	254,062
4.755%, 4/30/18[4,5]	250,000	256,137

Mythen Re Ltd. Catastrophe Linked Nts., 11.006%, 5/7/15[4,5]	250,000	256,425

Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.91%, 12/6/15[4,5]	250,000	262,125

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.51%, 12/6/16[4,5]	250,000	259,263
8.01%, 6/6/16[4,5]	250,000	269,062

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.26%, 12/6/17[4,5]	250,000	252,538

Riverfront Re Ltd. Catastrophe Linked Nts., 4.01%, 1/6/17[4,5]	250,000	252,413

Sanders Re Ltd. Catastrophe Linked Nts.:
3.01%, 5/25/18[4,5]	250,000	251,813
3.91%, 6/7/17[4,5]	250,000	255,688

Tradewynd Re Ltd. Catastrophe Linked Nts., 7.005%, 1/9/17[4,5]	300,000	311,115

VenTerra Re Ltd. Catastrophe Linked Nts., 3.755%, 1/9/17[4,5]	250,000	255,838

		7,715,079

Other—0.8%

Kortis Capital Ltd. Catastrophe Linked Nts., 5.046%, 1/15/17[4,5]	250,000	260,237

Vitality Re IV Ltd. Catastrophe Linked Nts., 3.755%, 1/9/17[4,5]	250,000	256,913

Vitality Re V Ltd. Catastrophe Linked Nts., 1.755%, 1/7/19[5,8]	500,000	490,775

		1,007,925

17      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Windstorm—4.7%

Alamo Re Ltd. Catastrophe Linked Nts., 6.35%, 6/7/17[4,5]		$250,000	$262,262

Aozora Re Ltd. Catastrophe Linked Nts., 2.01%, 4/7/17[4,5]	JPY	25,500,000	215,741

Armor Re Ltd. Catastrophe Linked Nts., 4.005%, 12/15/16[4,5]		500,000	507,262

ATLAS VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[4,5]	EUR	250,000	308,843

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[4,5]	EUR	250,000	315,796

East Lane Re V Ltd. Catastrophe Linked Nts., 10.76%, 3/16/16[4,5]		250,000	271,131

Everglades Re Ltd. Catastrophe Linked Nts., 7.51%, 4/28/17[4,5]		250,000	263,512

Foundation Re III Ltd. Catastrophe Linked Nts., 5.01%, 2/25/15[4,5]		550,000	555,170

Gator Re Ltd. Catastrophe Linked Nts., 6.51%, 1/9/17[4,5]		250,000	257,388

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[4,5]	EUR	319,000	401,784

Ibis Re II Ltd. Catastrophe Linked Nts., 4.005%, 6/28/16[4,5]		255,000	261,738

Lion I Re Ltd. Catastrophe Linked Nts., 1.62%, 4/28/17[4,5]	EUR	250,000	311,402

Longpoint Re Ltd. Catastrophe Linked Nts., 6.005%, 6/12/15[4,5]		250,000	255,900

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.51%, 12/4/15[4,5]		250,000	135,006
7.76%, 12/4/15[4,5]		250,000	259,306

Pelican Re Ltd. Catastrophe Linked Nts.:
6.01%, 5/15/17[4,5]		250,000	262,988
13.76%, 4/13/15[4,5]		250,000	261,550

Queen City Re Catastrophe Linked Nts., 3.51%, 1/6/17[4,5]		250,000	251,813

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.51%, 6/8/16[4,5]		262,000	266,801

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.505%, 5/9/16[4,5]		250,000	265,588

			5,890,981

Total Event-Linked Bonds (Cost $18,656,031)			18,659,026

		Shares

Investment Companies—13.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[9,10]		5,414,042	5,414,042

Oppenheimer Master Loan Fund, LLC[9]		393,018	5,735,807

PowerShares Senior Loan Portfolio Exchange Traded Fund		235,315	5,729,920

Total Investment Companies (Cost $17,184,296)			16,879,769

		Principal Amount

Short-Term Notes—28.1%

United States—28.1%
United States Treasury Bills:
0.04%, 2/26/15[11]		$31,000,000	30,999,626
0.051%, 1/22/15[11,12,13]		4,500,000	4,499,669

Total Short-Term Notes (Cost $35,496,672)			35,499,295

Total Investments, at Value (Cost $114,236,479)		88 .8%	112,358,916

Net Other Assets (Liabilities)		11 .2	14,189,700

Net Assets		100 .0%	$126,548,616

Footnotes to Consolidated Statement of Investments

*November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

18      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $554,861 or 0.44% of the Fund’s net assets as of November 28, 2014.

3. Interest rate is less than 0.0005%.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,830,757 or 28.31% of the Fund’s net assets as of November 28, 2014.

5. Represents the current interest rate for a variable or increasing rate security.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities as of November 28, 2014 was $743,888, which represents 0.59% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Kizuna II Re Ltd. Catastrophe Linked Nts., 2.505%, 4/6/18	7/1/14	$251,795	$253,113	$1,318
Vitality Re V Ltd. Catastrophe Linked Nts., 1.755%, 1/7/19	1/17/14	500,000	490,775	(9,225)

		$751,795	$743,888	$(7,907)

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended November 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 30, 2014[a]	Gross Additions	Gross Reductions	Shares November 28, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	—	118,162,475	112,748,433	5,414,042
Oppenheimer Master Loan Fund, LLC	292,592	100,426	—	393,018

		Value	Income	Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E		$5,414,042	$1,859	$—
Oppenheimer Master Loan Fund, LLC		5,735,807	146,025 [b]	20,922 [b]

Total		$11,149,849	$147,884	$20,922

  a. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of accompanying Consolidated Notes.

  b. Represents the amount allocated to the fund from Oppenheimer Master Loan Fund, LLC.

10. Rate shown is the 7-day yield as of November 28, 2014.

11. Zero coupon bond reflects effective yield on the date of purchase.

19      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,499,098. See Note 5 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $274,997. See Note 5 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$87,099,334	77.5%
Brazil	3,159,466	2.8
Cayman Islands	2,578,857	2.3
Supranational	2,160,548	1.9
Russia	2,001,751	1.8
India	1,717,188	1.5
Mexico	1,447,581	1.3
Bermuda	1,329,051	1.2
China	1,266,875	1.1
Turkey	1,225,620	1.1
Japan	1,151,325	1.0
United Kingdom	758,803	0.7
Barbados	748,125	0.7
Luxembourg	694,125	0.6
France	656,039	0.6
Eurozone	624,639	0.6
Ukraine	571,640	0.5
Canada	534,920	0.5
Italy	491,227	0.4
Colombia	357,175	0.3
Ireland	311,402	0.3
Venezuela	305,100	0.3
South Africa	269,687	0.2
Chile	263,750	0.2
Australia	232,188	0.2
Jamaica	206,000	0.2
Macau	196,500	0.2

Total	$112,358,916	100.0%

Forward Currency Exchange Contracts as of November 28, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	01/2015	AUD	255	USD	225	$—	$8,803
BAC	01/2015	CHF	160	USD	180	—	14,679
BAC	01/2015	JPY	109,000	USD	1,066	—	146,264
BAC	01/2015	TRY	5,220	USD	2,347	—	12,784
BAC	01/2015	USD	1,196	AUD	1,385	22,253	—
BAC	01/2015	USD	347	GBP	210	18,516	—
BAC	01/2015	USD	1,318	TRY	3,040	—	36,671
BOA	01/2015	AUD	2,595	USD	2,389	—	185,877
BOA	01/2015	CAD	1,260	USD	1,175	—	74,816
BOA	01/2015	EUR	40	USD	55	—	5,702
BOA	12/2014 - 01/2015	JPY	367,000	USD	3,279	—	186,177

20      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	01/2015	KRW	3,609,000	USD	3,530	$—	$278,588
BOA	01/2015	NZD	3,035	USD	2,561	—	193,575
BOA	01/2015	USD	1,177	CHF	1,050	89,458	—
BOA	01/2015	USD	1,167	HUF	268,000	80,710	—
BOA	12/2014 - 01/2015	USD	2,615	JPY	266,000	372,520	—
BOA	01/2015	USD	4,683	KRW	4,866,000	299,348	—
BOA	01/2015	USD	1,420	NZD	1,690	102,521	—
BOA	01/2015	USD	1,162	SEK	7,940	96,616	—
BOA	01/2015	USD	1,137	TRY	2,510	14,445	—
CITNA-B	01/2015	CAD	1,730	USD	1,565	—	54,519
CITNA-B	01/2015	EUR	3,090	USD	4,179	—	332,740
CITNA-B	01/2015	GBP	980	USD	1,610	—	78,250
CITNA-B	01/2015	HUF	575,000	USD	2,383	—	51,504
CITNA-B	01/2015	NZD	3,030	USD	2,373	—	7,411
CITNA-B	01/2015	TRY	10,140	USD	4,519	55,508	39,959
CITNA-B	01/2015	USD	4,652	CAD	5,125	176,377	—
CITNA-B	01/2015	USD	2,477	EUR	1,825	204,841	—
CITNA-B	01/2015	USD	1,355	GBP	805	96,858	—
CITNA-B	01/2015	USD	2,487	HUF	613,000	2,884	1,677
CITNA-B	01/2015	USD	557	JPY	58,000	67,407	—
CITNA-B	01/2015	USD	4,905	MXN	66,800	119,201	—
CITNA-B	01/2015	USD	2,405	NOK	15,200	247,236	—
CITNA-B	01/2015	USD	2,355	TRY	5,340	—	33,410
CITNA-B	01/2015	USD	1,439	ZAR	16,030	6,147	—
CITNA-B	01/2015	ZAR	55,900	USD	5,029	12,523	34,959
DEU	01/2015	AUD	1,250	USD	1,157	—	95,391
DEU	01/2015	CHF	2,310	USD	2,597	—	204,177
DEU	01/2015	EUR	4,005	USD	5,517	—	531,696
DEU	01/2015	JPY	241,000	USD	2,377	—	345,117
DEU	01/2015	TRY	3,040	USD	1,352	3,042	—
DEU	01/2015	USD	2,317	AUD	2,585	122,477	—
DEU	01/2015	USD	2,619	CHF	2,350	184,417	—
DEU	01/2015	USD	1,138	EUR	831	104,020	—
DEU	01/2015	USD	2,368	JPY	241,000	336,038	—
DEU	01/2015	USD	1,166	NOK	7,230	139,552	—
DEU	01/2015	USD	63	SEK	440	4,471	—
DEU	01/2015	USD	2,186	TRY	4,860	12,735	—
GSCO-OT	01/2015	AUD	175	USD	160	—	11,793
GSCO-OT	12/2014	BRL	8,940	USD	3,544	—	58,812
GSCO-OT	01/2015	EUR	340	USD	470	—	46,434
GSCO-OT	01/2015	USD	170	AUD	195	5,032	—
GSCO-OT	12/2014 - 01/2015	USD	4,769	BRL	12,080	70,758	—
GSCO-OT	01/2015	USD	4,258	EUR	3,120	373,823	—
GSCO-OT	01/2015	USD	1,060	JPY	108,000	148,900	—
JPM	01/2015	GBP	435	USD	728	—	47,447
JPM	12/2014	JPY	244,000	USD	2,072	—	15,713
JPM	01/2015	KRW	33,000	USD	32	—	2,448
JPM	01/2015	USD	703	GBP	430	30,983	—
JPM	12/2014	USD	2,068	JPY	244,000	11,675	—
JPM	01/2015	USD	9,175	ZAR	102,410	42,789	48,177
JPM	01/2015	ZAR	50,920	USD	4,583	6,878	24,862

21      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

MSCO	01/2015	AUD	1,500	USD	1,288	$—	$15,837
MSCO	01/2015	CHF	155	USD	173	—	11,920
MSCO	01/2015	JPY	151,000	USD	1,495	—	221,352
MSCO	01/2015	MXN	127,500	USD	9,518	—	382,939
MSCO	01/2015	USD	2,353	AUD	2,565	175,858	—
MSCO	01/2015	USD	49	CHF	45	2,605	—
MSCO	01/2015	USD	1,178	EUR	865	101,334	—
MSCO	01/2015	USD	5,839	MXN	77,600	279,230	—
MSCO	01/2015	USD	2,339	NZD	2,805	149,212	—
RBS	01/2015	CAD	845	USD	757	—	18,946
RBS	01/2015	EUR	2,870	USD	3,915	—	342,385
RBS	01/2015	GBP	690	USD	1,180	—	101,009
RBS	01/2015	JPY	341,000	USD	3,347	—	471,464
RBS	01/2015	NOK	14,940	USD	2,404	—	283,618
RBS	01/2015	USD	322	AUD	350	25,664	—
RBS	01/2015	USD	36	CAD	40	1,470	—
RBS	01/2015	USD	322	CHF	285	26,784	—
RBS	01/2015	USD	7,847	EUR	5,700	751,875	—
RBS	01/2015	USD	2,330	GBP	1,390	156,652	—
RBS	12/2014 - 01/2015	USD	6,406	JPY	688,000	605,745	—
RBS	01/2015	ZAR	25,250	USD	2,303	—	39,065

Total Unrealized Appreciation and Depreciation						$5,959,388	$5,098,967

Futures Contracts as of November 28, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CAC 40 10 Euro Index	PAR	Sell	12/19/14	270	$14,725,171	$(425,340)
CBOE Volatility Index	CBE	Sell	1/21/15	92	1,467,400	74,474
Corn*	CBT	Buy	3/13/15	34	660,875	9,268
FTSE 100 Index	LIF	Sell	12/19/14	140	14,738,197	60,103
Gas Oil*	NYM	Buy	12/31/14	7	537,314	(89,977)
Gold (100 oz.)*	CMX	Buy	1/28/15	6	705,060	4,008
Lead*	LME	Sell	12/15/14	13	658,856	(2,766)
Live Cattle*	CME	Sell	12/31/14	10	675,500	(21,105)
Primary Alumnium*	LME	Sell	12/15/14	13	653,088	21,444
S&P 500 E-Mini Index	CME	Buy	12/19/14	189	19,526,535	830,051
S&P/TSX 60 Index	MON	Sell	12/18/14	24	3,616,680	15,036
Silver*	CMX	Buy	1/28/15	8	620,880	(21,285)
Soybean*	CBT	Buy	1/14/15	13	660,400	65,281
SPI 200 Index	SFE	Sell	12/18/14	48	5,453,087	145,119
Sugar #11 World*	NYB	Sell	2/27/15	37	646,050	20,091
United States Treasury Long Bonds	CBT	Buy	3/20/15	1	142,625	698
United States Treasury Long Bonds	CBT	Buy	12/19/14	44	6,338,750	31,316
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	11	2,410,547	(2,071)
United States Treasury Nts.,10 yr.	CBT	Sell	3/20/15	3	381,141	(1,940)
Zinc*	LME	Sell	12/15/14	11	608,094	30,151

						$742,556

* All or portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

22      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Options Written at November 28, 2014
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

EUR Currency Call	JPM	USD	1 .249	12/5/14	EUR	(1,660,000)	$12,492	$(12,492)

EUR Currency Put	JPM	USD	1 .249	12/5/14	EUR	(1,660,000)	12,448	(12,448)

JPY Currency Put	BOA	JPY	118 .290	12/5/14	JPY	(245,000,000)	11,569	(11,515)

JPY Currency Call	BOA	JPY	118 .290	12/5/14	JPY	(245,000,000)	11,661	(11,760)

Total Over-the-Counter Options Written							$48,170	$(48,215)

Over-the-Counter Credit Default Swaps at November 28, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Amgen, Inc.	DEU	Sell	1.000%	12/20/19	USD	2,970	$(87,239)	$105,612

Avon Products, Inc.	BNP	Buy	1.000	12/20/19	USD	3,090	(445,219)	462,491

Barrick Gold Corp.	BAC	Buy	1.000	12/20/19	USD	3,020	(80,223)	122,199

Bristol-Myers Squibb Co.	JPM	Sell	1.000	12/20/19	USD	3,090	(128,377)	140,464

CSX Corp.	FIB	Sell	1.000	12/20/19	USD	2,970	(110,167)	131,836

Freeport-McMoran, Inc.	CITNA-B	Buy	1.000	12/20/19	USD	3,090	(108,162)	91,970

Gap, Inc. (The)	BNP	Buy	1.000	12/20/19	USD	3,090	(10,786)	(3,895)

Home Depot, Inc. (The)	JPM	Sell	1.000	12/20/19	USD	3,090	(124,085)	133,778

International Business Machines Corp.	BNP	Buy	1.000	12/20/19	USD	3,090	62,999	(87,222)

Kohl’s Corp.	GSG	Buy	1.000	12/20/19	USD	3,090	(35,686)	21,572

Lowe’s Cos., Inc.	JPM	Sell	1.000	12/20/19	USD	3,090	(124,085)	137,050

Marriott International, Inc.	CITNA-B	Sell	1.000	12/20/19	USD	3,090	(90,256)	96,716

Nabor’s Industries, Inc.	BAC	Buy	1.000	12/20/19	USD	2,970	(67,730)	229,059

Newmont Mining Corp.	FIB	Buy	1.000	12/20/19	USD	2,970	(121,680)	107,390

Southwest Airlines Co.	GSG	Sell	1.000	12/20/19	USD	2,970	(55,577)	82,430

Starwood Hotels & Resorts Worlwide, Inc.	BAC	Buy	1.000	12/20/19	USD	3,090	50,745	(59,526)

Union Pacific Corp.	FIB	Sell	1.000	12/20/19	USD	3,020	(122,906)	129,609

Unitedhealth Group, Inc.	FIB	Sell	1.000	12/20/19	USD	3,090	(106,072)	118,413

Weatherford International Ltd.	GSG	Buy	1.000	12/20/19	USD	3,090	(83,732)	161,347

Whirlpool Corp.	JPM	Sell	1.000	12/20/19	USD	3,090	(70,865)	72,998

Total Over-the-Counter Credit Default Swaps							$(1,859,103)	$2,194,291

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

23      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$30,470,000	$-	BBB to A+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at November 28, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Six-Month CHF BBA LIBOR	0.760%	11/6/24	CHF	8,960	$(127,659)

BAC	Receive	Six-Month JPY BBA LIBOR	0.594	11/6/24	JPY	1,057,000	(12,456)

BOA	Pay	Six-Month GBP BBA LIBOR	2.288	11/4/24	GBP	5,805	257,390

BOA	Pay	Three-Month USD BBA LIBOR	2.462	11/6/24	USD	9,285	153,668

Total Centrally Cleared Interest Rate Swaps							$270,943

Over-the-Counter Total Return Swaps at November 28, 2014
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD	7,163	$(64,588)

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD	7,150	25,106

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	10,424	364,379

DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 30 basis points	2/6/15	USD	10,345	69,066

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	11/12/15	HKD	48,884	175,958

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	10/7/15	USD	20,956	642,335

HIZ4 Index	GSG	Receive	No Floating Rate	1/8/15	HKD	27,470	(13,791)

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	10/7/15	EUR	11,360	1,000,916

24      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	10/7/15	GBP	9,108	$715,731

OEX Index	GSG	Receive	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	21,153	(549,821)

Total Over-the-Counter Total Return Swaps							$2,365,291

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at November 28, 2014
Reference Asset	Counterparty	Pay/Receive Volatility	Strike Price	Maturity Date	Notional Amount		Value
CAD/JPY spot exchange rate	JPM	Receive	$8 .500	12/12/14	CAD	4,400	$4,000
CAD/JPY spot exchange rate	BOA	Receive	9 .400	12/12/14	CAD	4,400	(115)
CAD/JPY spot exchange rate	HSBC	Receive	9 .600	12/15/14	CAD	4,400	(2,616)
EUR/AUD spot exchange rate	GSG	Receive	8 .700	12/29/14	EUR	3,100	2,584
EUR/AUD spot exchange rate	BOA	Receive	9 .000	12/31/14	EUR	3,100	(1,967)
EUR/AUD spot exchange rate	BOA	Receive	8 .100	12/29/14	EUR	3,100	6,519
EUR/AUD spot exchange rate	RBS	Receive	8 .800	12/31/14	EUR	3,100	(1,890)
EUR/CHF spot exchange rate	BOA	Pay	3 .750	12/22/14	EUR	3,100	(887)
EUR/CHF spot exchange rate	BOA	Pay	4 .000	12/22/14	EUR	3,100	424
EUR/CHF spot exchange rate	BOA	Pay	4 .000	12/19/14	EUR	3,100	733
EUR/CHF spot exchange rate	BOA	Pay	3 .750	12/17/14	EUR	3,100	347
EUR/CHF spot exchange rate	BOA	Pay	4 .100	12/18/14	EUR	3,100	1,389
EUR/CHF spot exchange rate	DEU	Pay	3 .400	12/3/14	EUR	3,100	6,172
GBP/NZD spot exchange rate	DEU	Receive	7 .800	12/15/14	GBP	2,500	5,044
iShares MSCI Emerging Markets	GSG	Receive	533 .200	1/7/15	USD	564	(128,874)
iShares MSCI Emerging Markets	GSG	Receive	486 .900	1/6/15	USD	588	(111,602)
iShares MSCI Emerging Markets	GSG	Pay	468 .159	1/6/15	USD	599	122,615
iShares MSCI Emerging Markets	GSG	Pay	448 .802	1/5/15	USD	613	191,501
iShares MSCI Emerging Markets	GSG	Receive	467 .265	1/5/15	USD	601	(95,439)
iShares MSCI Emerging Markets	GSG	Receive	460 .420	1/8/15	USD	605	(92,202)
iShares MSCI Emerging Markets	GSG	Pay	435 .037	1/8/15	USD	622	134,912
iShares MSCI Emerging Markets	GSG	Pay	454 .097	1/7/15	USD	590	135,110
iShares MSCI Emerging Markets	GSG	Pay	513 .514	1/7/15	USD	574	160,318
iShares MSCI Emerging Markets	GSG	Receive	471 .305	1/7/15	USD	580	(95,642)

25      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility	Strike Price	Maturity Date	Notional Amount		Value

USD/CHF spot exchange rate	DEU	Pay	$9 .525	12/24/14	USD	3,900	$—

USD/JPY spot exchange rate	JPM	Receive	10 .480	12/5/14	USD	3,900	(8,073)

USD/JPY spot exchange rate	HSBC	Receive	9 .600	12/5/14	USD	3,900	117

USD/JPY spot exchange rate	HSBC	Receive	10 .075	12/8/14	USD	3,900	(5,811)

USD/JPY spot exchange rate	BOA	Receive	10 .850	12/10/14	USD	3,900	(9,633)

USD/JPY spot exchange rate	DEU	Receive	10 .100	12/8/14	USD	3,900	(7,449)

USD/NOK spot exchange rate	JPM	Receive	10 .900	1/2/15	USD	3,900	(3,081)

Total Over-the-Counter Volatility Swaps							$206,504

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

26      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDOR	Canada Bankers Acceptances Rate
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate
HIZ4	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
LIBOR	London - Interbank Offered Rate
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

27      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES	November 28, 2014[1] Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $102,928,505)	$ 101,209,068
Affiliated companies (cost $11,307,974)	11,149,848

112,358,916
Cash	6,648,082
Cash—foreign currencies (cost $2,047,696)	2,047,733
Cash used for collateral on futures	455,550
Cash used for collateral on centrally cleared swaps	301,174
Unrealized appreciation on foreign currency exchange contracts	5,959,388
Swaps, at value (premiums paid $1,962,061)	6,110,210
Centrally cleared swaps, at value	411,058
Receivables and other assets:
Interest and dividends	778,832
Investments sold	275,377
Variation margin receivable	212,200
Shares of beneficial interest sold	97,928
Other	190,853

Total assets	135,847,301
Liabilities
Unrealized depreciation on foreign currency exchange contracts	5,098,967
Options written, at value (premiums received $48,170)	48,215
Swaps, at value (net premiums received $102,958)	1,344,124
Centrally cleared swaps, at value	140,115
Payables and other liabilities:
Investments purchased	2,096,290
Variation margin payable	277,564
Shares of beneficial interest redeemed	37,611
Distribution and service plan fees	4,295
Shareholder communications	2,383
Trustees’ compensation	2,019
Other	247,102

Total liabilities	9,298,685
Net Assets	$ 126,548,616

Composition of Net Assets
Par value of shares of beneficial interest	$ 4,626
Additional paid-in capital	123,697,315
Accumulated net investment income	3,098,890
Accumulated net realized loss on investments and foreign currency transactions	(3,144,662)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,892,447

Net Assets	$ 126,548,616

28      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $18,717,241 and 687,913 shares of beneficial interest outstanding)	$27.21
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.87
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,275,337 and 84,947 shares of beneficial interest outstanding)	$26.79
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $101,007,913 and 3,684,965 shares of beneficial interest outstanding)	$27.41
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,548,125 and 167,868 shares of beneficial interest outstanding)	$27.09

1. November 28, 2014 represents the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

29      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS	For the Six Months Ended November 28, 2014[1] Unaudited

Allocation of Income and Expenses from master funds[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$ 145,948
Dividends	77
Net expenses	(9,504)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	136,521
Investment Income
Interest	1,482,534
Dividends:
Unaffiliated companies	164,706
Affiliated companies	1,859

Total investment income	1,649,099
Expenses
Management fees	513,547
Distribution and service plan fees:
Class A	3,907
Class C	9,987
Transfer and shareholder servicing agent fees:
Class A	21,924
Class C	2,208
Class I	13,745
Class Y	1,243
Shareholder communications:
Class A	5,152
Class C	3,164
Class I	962
Class Y	556
Custodian fees and expenses	30,626
Legal, auditing and other professional fees	27,861
Trustees’ compensation	7,111
Other	23,652

Total expenses	665,645
Less reduction to custodian expenses	(50)
Less waivers and reimbursements of expenses	(41,021)

Net expenses	624,574
Net Investment Income	1,161,046

30      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$ 101,052
Closing and expiration of option contracts written	1,405,448
Closing and expiration of futures contracts	974,025
Foreign currency transactions	(30,435,919)
Swap contracts	28,210,019
Net realized gain allocated from:
Oppenheimer Master Loan Fund, LLC	20,922

Net realized gain	275,547
Net change in unrealized appreciation/depreciation on:
Investments	(2,286,447)
Translation of assets and liabilities denominated in foreign currencies	711,620
Futures contracts	1,146,619
Option contracts written	(45)
Swap contracts	2,597,031
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(112,542)

Net change in unrealized appreciation/depreciation	2,056,236
Net Increase in Net Assets Resulting from Operations	$ 3,492,829

1. November 28, 2014 represents the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]
Operations
Net investment income	$ 1,161,046	$ 1,612,039
Net realized gain	275,547	1,221,771
Net change in unrealized appreciation/depreciation	2,056,236	1,057,800

Net increase in net assets resulting from operations	3,492,829	3,891,610

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(402,041)	(102,416)
Class C	(29,455)	(7,754)
Class I	(1,284,714)	(237,302)
Class Y	(8,644)	(2,251)

	(1,724,854)	(349,723)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,925,024)	1,523,703
Class C	356,958	1,175,462
Class I	34,589,113	17,227,941
Class Y	4,006,069	93,319

	36,027,116	20,020,425

Net Assets
Total increase	37,795,091	23,562,312
Beginning of period	88,753,525	65,191,213

End of period (including accumulated net investment income of $3,098,890 and $3,662,698, respectively)	$ 126,548,616	$ 88,753,525

1. November 28, 2014 and May 30, 2014 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 28, 2014 (Unaudited)[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 28, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$26 .93	$25 .74	$24 .84	$28 .68	$26 .04	$26.75

Income (loss) from investment operations:
Net investment income[2]	0 .26	0 .55	1 .12	1 .28	1 .93	0 .30
Net realized and unrealized gain (loss)	0 .52	0 .77	0 .72	(4 .04)	0 .71	(0 .63)

Total from investment operations	0 .78	1 .32	1 .84	(2 .76)	2 .64	(0 .33)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .50)	(0 .13)	(0 .94)	(1 .08)	0 .00	(0 .36)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	(0 .02)

Total dividends and/or distributions to shareholders	(0 .50)	(0 .13)	(0 .94)	(1 .08)	0 .00	(0 .38)

Net asset value, end of period	$27 .21	$26 .93	$25 .74	$24 .84	$28 .68	$26.04

Total Return, at Net Asset Value[3]	2 .94%	5 .16%	7 .52%	(9.66)%	10.14%	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,717	$21,494	$19,034	$16,777	$19,212	$17,446

Average net assets (in thousands)	$20,009	$19,776	$17,966	$17,468	$18,525	$17,695

Ratios to average net assets:[4]
Net investment income	1 .94%[5]	2 .11%[5]	4 .34%[5]	4 .89%[5]	6 .96%[5]	1 .15%
Total expenses[6]	1 .37%[5]	1 .66%[5]	1 .68%[5]	1 .96%[5]	1 .72%[5]	1 .45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .30%[5]	1 .32%[5]	1 .32%[5]	1 .47%[5]	1 .68%[5]	1 .40%

Portfolio turnover rate	20%	59%[7]	58%[7]	253%[7]	243%	409%

33      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. November 28, 2014, May 30, 2014 and May 28, 2010 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	1.37%
Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%
Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class C	Six Months Ended November 28, 2014 (Unaudited)[1]	Year Ended May 30, 2014[1]		Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.54	$25.56		$24.77	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.13	0.34		0.75	0.35
Net realized and unrealized gain (loss)	0.53	0.77		0.86	(0.40)

Total from investment operations	0.66	1.11		1.61	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.13)		(0.82)	0.00
Distributions from net realized gain	0.00	0.00		0.00	0.00

Total dividends and/or distributions to shareholders	(0.41)	(0.13)		0.00	0.00

Net asset value, end of period	$26.79	$26.54		$25.56	$24.77

Total Return, at Net Asset Value[4]	2.48%	4.38%		6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,276	$1,893		$637	$38

Average net assets (in thousands)	$2,008	$1,460		$252	$25

Ratios to average net assets:[5,6]
Net investment income	1.01%	1.34%		2.95%	4.20%
Total expenses[7]	2.59%	3.51%		6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.21%		2.22%	2.23%

Portfolio turnover rate	20%	59%	[8]	58%[8]	253%[8]

1. November 28, 2014 and May 30, 2014 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	2.59%
Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 28, 2014 (Unaudited)[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$27.12	$25.86	$24.86	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.28	0.62	0.71	0.43
Net realized and unrealized gain (loss)	0.52	0.77	1.19	(0.39)

Total from investment operations	0.80	1.39	1.90	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.51)	(0.13)	(0.90)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.51)	(0.13)	(0.90)	0.00

Net asset value, end of period	$27.41	$27.12	$25.86	$24.86

Total Return, at Net Asset Value[4]	3.06%	5.45%	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,008	$64,914	$45,183	$10

Average net assets (in thousands)	$91,972	$48,915	$1,638	$10

Ratios to average net assets:[5,6]
Net investment income	2.05%	2.38%	3.34%	5.15%
Total expenses[7]	1.09%	1.45%	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.11%	1.13%	1.16%

Portfolio turnover rate	20%	59%[8]	58%[8]	253%[8]

1. November 28, 2014 and May 30, 2014 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	1.09%
Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class Y	Six Months Ended November 28, 2014 (Unaudited)[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.82	$25.61	$24.85	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.20	0.58	0.93	0.42
Net realized and unrealized gain (loss)	0.61	0.76	0.85	(0.39)

Total from investment operations	0.81	1.34	1.78	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.13)	(1.02)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.54)	(0.13)	(1.02)	0.00

Net asset value, end of period	$27.09	$26.82	$25.61	$24.85

Total Return, at Net Asset Value[4]	2.97%	5.27%	(7.33)%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,548	$453	$337	$10

Average net assets (in thousands)	$1,186	$418	$16,385	$10

Ratios to average net assets:[5,6]
Net investment income	1.54%	2.23%	3.56%	4.99%
Total expenses[7]	1.39%	1.96%	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.24%	1.21%	1.31%

Portfolio turnover rate	20%	59%[8]	58%[8]	253%[8]

1. November 28, 2014 and May 30, 2014 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	1.39%
Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS November 28, 2014 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”).

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At November 28, 2014, the Fund owned 10,000 shares with a market value of $6,476,808.

38      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

Other financial information at November 28, 2014:

Total market value	$—
Net assets	$6,476,808
Net income (loss)	$(40,749)
Net realized gain (loss)	$168,214
Net change in unrealized appreciation/depreciation	$(103,087)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

39      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 30, 2014, the Fund utilized $696,983 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $445 which were deferred . Details of the fiscal year ended May 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

40      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

Expiring

2018	$1,188,645
No expiration	2,304,772

Total	$3,493,417

Of these losses, $1,124,840 are subject to Sec. 382 loss limitation rules resulting from ownership change. These limitations will be available as of 5/31/15.

As of November 28, 2014, it is estimated that the capital loss carryforwards would be $1,188,645 expiring by 2018 and $2,029,225 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 28, 2014, it is estimated that the Fund will utilize $275,547 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$114,236,479
Federal tax cost of other investments	(13,725,299)

Total federal tax cost	$100,511,180

Gross unrealized appreciation	$6,814,964
Gross unrealized depreciation	(4,772,053)

Net unrealized appreciation	$2,042,911

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

41      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

42      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

43      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of November 28, 2014 based on valuation input level:

44      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$7,481,674	$26,090	$—	$7,507,764
Mortgage-Backed Obligations	—	554,861	—	554,861
Non-Convertible Corporate Bonds and Notes	—	33,258,201	—	33,258,201
Event-Linked Bonds	—	18,659,026	—	18,659,026
Investment Companies	11,143,962	5,735,807	—	16,879,769
Short-Term Notes	—	35,499,295	—	35,499,295

Total Investments, at Value	18,625,636	93,733,280	—	112,358,916
Other Financial Instruments:
Swaps, at value	—	6,110,210	—	6,110,210
Centrally cleared swaps, at value	—	411,058	—	411,058
Futures contracts	1,307,040	—	—	1,307,040
Foreign currency exchange contracts	—	5,959,388	—	5,959,388

Total Assets	$19,932,676	$106,213,936	$—	$126,146,612

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,344,124)	$—	$(1,344,124)
Centrally cleared swaps, at value	—	(140,115)	—	(140,115)
Options written, at value	—	(48,215)	—	(48,215)
Futures contracts	(564,484)	—	—	(564,484)
Foreign currency exchange contracts	—	(5,098,967)	—	(5,098,967)

Total Liabilities	$(564,484)	$(6,631,421)	$—	$(7,195,905)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

45      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. As of November 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

46      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of November 28, 2014 is as follows:

Cost	$205,132
Market Value	$43,750
Market value as % of Net Assets	0.03%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

47      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At

48      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 28, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $44,210,524 and $54,006,378, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark

49      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the six months ended November 28, 2014, the Fund had an ending monthly average market value of $27,246,307 and $39,745,939 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

50      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 28, 2014, the Fund had an ending monthly average market value of $7,451 and $17,581 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended November 28, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 30, 2014	–	$–	–	$–
Options written	5,393,665,000	737,619	5,393,665,000	733,271
Options closed or expired	(5,147,005,000)	(713,466)	(4,905,750,000)	(650,362)
Options exercised	–	–	(241,255,000)	(58,892)

Options outstanding as of November 28, 2014	246,660,000	$24,153	246,660,000	$24,017

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

51      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

52      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the six months ended November 28, 2014, the Fund had ending monthly average notional amounts of $30,957,143 and $27,611,429 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended November 28, 2014, the Fund had ending monthly average notional amounts of $13,739,480 and $18,859,110 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional

53      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended November 28, 2014, the Fund had ending monthly average notional amounts of $70,330,036 and $30,974,681 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value.

54      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended November 28, 2014, the Fund had ending monthly average notional amounts of $50,448 and $23,506 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or

55      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 28, 2014, the Fund has required certain counterparties to post collateral of $4,513,877.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

56      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at November 28, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,781,677	$(960,612)	$(1,737,466)	$—	$83,599
Barclays Bank plc	392,027	(278,727)	—	—	113,300
BNP Paribas	462,491	(91,117)	(371,374)	—	—
Citibank NA	1,202,774	(699,017)	(271,883)	—	231,874
Credit Suisse International	487,248	—	(487,248)	—	—
Deutsche Bank AG	1,457,025	(1,183,830)	—	(90,000)	183,195
Goldman Sachs Bank USA	598,513	(117,039)	—	—	481,474
Goldman Sachs Group, Inc. (The)	1,830,682	(1,087,371)	(608,587)	—	134,724
HSBC Bank USA NA	117	(117)	—	—	—
JPMorgan Chase Bank NA	580,615	(174,741)	(393,618)	—	12,256
Morgan Stanley Capital Services, Inc.	708,239	(632,048)	—	—	76,191
Royal Bank of Scotland plc (The)	1,568,190	(1,258,377)	—	(260,000)	49,813

	$12,069,598	$(6,482,996)	$(3,870,176)	$(350,000)	$1,366,426

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

57      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at November 28, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(960,612)	$960,612	$—	$—	$—
Barclays Bank plc	(278,727)	278,727	—	—	—
BNP Paribas	(91,117)	91,117	—	—	—
Citibank NA	(699,017)	699,017	—	—	—
Deutsche Bank AG	(1,183,830)	1,183,830	—	—	—
Goldman Sachs Bank USA	(117,039)	117,039	—	—	—
Goldman Sachs Group, Inc. (The)	(1,087,371)	1,087,371	—	—	—
HSBC Bank USA NA	(8,427)	117	—	—	(8,310)
JPMorgan Chase Bank NA	(174,741)	174,741	—	—	—
Morgan Stanley Capital Services, Inc.	(632,048)	632,048	—	—	—
Royal Bank of Scotland plc (The)	(1,258,377)	1,258,377	—	—	—

	$(6,491,306)	$6,482,996	$—	$—	$(8,310)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of November 28, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$2,344,934	Swaps, at value	$150,643
Equity contracts	Swaps, at value	2,993,491	Swaps, at value	628,200
Volatility contracts	Swaps, at value	771,785	Swaps, at value	565,281
Interest rate contracts	Centrally cleared swaps, at value	411,058	Centrally cleared swaps, at value	140,115
Commodity contracts	Variation margin receivable	75,100 *	Variation margin payable	138,388 *

58      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments (Continued)	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Equity contracts	Variation margin receivable	$108,476 *	Variation margin payable	$109,405 *
Interest rate contracts	Variation margin receivable	28,624 *	Variation margin payable	2,171 *
Volatility contracts			Variation margin payable	27,600 *
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	5,959,388	Unrealized depreciation on foreign currency exchange contracts	5,098,967
Foreign exchange contracts			Options written, at value	48,215

Total		$12,692,856		$6,908,985

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$—	$168,214	$—	$—	$168,214
Credit contracts	—	—	—	—	(467,350)	(467,350)
Equity contracts	—	—	269,386	—	(3,709,829)	(3,440,443)
Foreign exchange contracts	(10,641)	1,405,448	—	(1,034,740)	—	360,067
Interest rate contracts	—	—	528,647	—	212,410	741,057
Volatility contracts	—	—	7,778	—	32,174,788	32,182,566

Total	$(10,641)	$1,405,448	$974,025	$(1,034,740)	$28,210,019	$29,544,111

* Includes purchased option contracts, purchased swaption contracts, written option contracts and written swaption contracts exercised, if any.

59      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$(103,087)	$—	$—	$(103,087)
Credit contracts	—	—	—	305,654	305,654
Equity contracts	—	1,162,158	—	1,917,428	3,079,586
Foreign exchange contracts	(45)	—	877,896	—	877,851
Interest rate contracts	—	24,446	—	225,766	250,212
Volatility contracts	—	63,102	—	148,183	211,285

Total	$(45)	$1,146,619	$877,896	$2,597,031	$4,621,501

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 28, 2014		Year Ended May 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	81,123	$2,162,123	103,544	$2,679,405
Dividends and/or distributions reinvested	2,538	67,327	499	12,866
Redeemed	(193,856)	(5,154,474)	(45,430)	(1,168,568)

Net increase (decrease)	(110,195)	$(2,925,024)	58,613	$1,523,703

Class C
Sold	18,029	$472,434	68,688	$1,743,305
Dividends and/or distributions reinvested	1,114	29,222	301	7,683
Redeemed	(5,508)	(144,698)	(22,597)	(575,526)

Net increase	13,635	$356,958	46,392	$1,175,462

Class I
Sold	1,421,407	$38,073,040	833,210	$22,089,326
Dividends and/or distributions reinvested	48,109	1,284,498	9,139	237,255
Redeemed	(177,755)	(4,768,425)	(196,570)	(5,098,640)

Net increase	1,291,761	$34,589,113	645,779	$17,227,941

60      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended November 28, 2014		Year Ended May 30, 2014
	Shares	Amount	Shares	Amount

Class Y
Sold	151,151	$4,010,409	6,215	$158,843
Dividends and/or distributions reinvested	319	8,438	85	2,187
Redeemed	(482)	(12,778)	(2,581)	(67,711)

Net increase	150,988	$4,006,069	3,719	$93,319

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 28, 2014 were as follows:

	Purchases	Sales

Investment securities	$30,079,937	$12,916,206

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Fund’s management fee for the fiscal six months ended November 28, 2014 was 0.89% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Financial Highlights, respectively.

61      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect

62      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

8. Fees and Other Transactions with Affiliates (Continued)

from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 28, 2014	$2,961	$—	$243

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the six months ended November 28, 2014, this waiver reduced the Fund’s management fee by $25,834.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the six months ended November 28, 2014, the Manager waived fees and/or reimbursed the Fund $260, $3,730 and $854 for Class A, Class C and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the six months ended November 28, 2014, the Manager waived fees and/or reimbursed the Fund $10,343 for management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the

63      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

64      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

65      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Multialternative category. The Board noted that the Fund’s one-year, three-year, and five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Multialternative funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends ties to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares, as calculated on the daily net assets of the Fund. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board. The Fund’s contractual management fees were lower than its peer group median and category median. The Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and

66      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

67      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

68      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Caleb Wong, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

69      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Oppenheimer Funds®

The Right Way

to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need— quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015